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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 20, 2000


                            REPUBLIC BANCSHARES, INC.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)


           Florida                       0-27652                  59-1463900
-----------------------------          ------------          -------------------
(State or other jurisdiction)          (Commission              (IRS Employer
                                       File Number)          identification No.)


                             111 Second Avenue N.E.
                            St. Petersburg, FL 33701
                    ----------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (727)-823-7300


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5 - Other Events

On March 8, 2000, the Board of Directors of the Company announced the appointment of Mr. William R. Klich as President and Chief Executive Officer of the Company and the Bank, effective March 15, 2000. The Company also announced that operational deficiencies in its Warehouse Lending department, which makes loans to mortgage originators secured by an inventory of loans held for sale, had come to its attention. The content of the report is comprised of the press release text relating to this matter included in this filing as Exhibit 99.

Statements in this release may constitute forward-looking statements that are based on the current beliefs and expectations of our management, as well as assumptions made by, and information currently available to, our management. Forward-looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to economic, competitive and other factors affecting us and our operations.


Exhibit 99
Press Release Dated March 8, 2000




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 REPUBLIC BANCSHARES, INC.
                                                        (Registrant)


Date: March 20, 2000                             By: /s/ William R. Falzone
                                                     ----------------------
                                                     William R. Falzone
                                                     Treasurer